INCORPORATED UNDER THE LAWS OF
                                      Delaware

        NUMBER                                                        SHARES

                              COLONY ENERGY, INC.
                                 Common Stock
                          Par Value $.001 Per Share

THIS CERTIFIES THAT:______________________________________________________
is the registered holder of _____________________________________ shares of the
Common Stock, par value $.001 per share, of Colony Energy, Inc., a Delaware corporation, transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate duly endorsed.

    IN WITNESS, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal is hereunto affixed this the ______ day of _____________________, A.D. _______.


___________________________                    ____________________________
     PRESIDENT                              SECRETARY

                                  CERTIFICATE
                                      FOR
                                   __________
                                     SHARES
                                of Common Stock
                           par value $.001 per share
                             of Colony Energy, Inc.
                                   ISSUED TO
                              ___________________
                                     DATED
                              ___________________

     FOR VALUE RECEIVED, ____________________ sells, assigns and transfers unto
_________________________--__________________________  ___________________
Shares represented by the within Certificate and do hereby irrevocably constitute and appoint _________________________________________ attorney to transfer the said Shares on the books of the within named corporation with full power of substitution in the premises.

Dated ______________ _____, _________

                                   ____________________________________

In Presence of
____________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.